UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2008

ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On August 12, 2008, etrials Worldwide, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1, announcing financial results for the second quarter of 2008 and commenting on management's expectations for future performance.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit	Description

99.1	Press Release dated August 12, 2008 announcing financial results for the second quarter of 2008 and commenting on management's expectations for future performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2008	etrials Worldwide, Inc.

	By:	/s/ Joseph (Jay) F. Trepanier III
	Name:	Joseph (Jay) F. Trepanier III
	Title:	Chief Financial Officer (Principal Accounting and Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 12, 2008 announcing financial results for the second quarter of 2008 and commenting on management's expectations for future performance.